EXHIBIT 24.1

                     POWER OF ATTORNEY
                     -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of February, 1995.



                              By:/s/ RONALD O. PERELMAN
                                 ----------------------
                                     Ronald O. Perelman

EXHIBIT 24.2

                     POWER OF ATTORNEY
                     -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of February, 1995.



                              By:/s/ JAMES R. MAHER
                                 ------------------
                                     James R. Maher

EXHIBIT 24.3

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of February, 1995.




                              By:/s/ SAUL J. FARBER, M.D.
                                 ------------------------
                                     Saul J. Farber, M.D.

EXHIBIT 24.4

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of February, 1995.




                              By:/s/ HOWARD GITTIS
                                 -----------------
                                     Howard Gittis

EXHIBIT 24.5

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of February, 1995.



                              By:/s/ ANN DIBBLE JORDAN
                                 ---------------------
                                     Ann Dibble Jordan

EXHIBIT 24.6

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of February, 1995.



                              By:/s/ DAVID J. MAHONEY
                                 --------------------
                                     David J. Mahoney

EXHIBIT 24.7

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of February, 1995.



                              By:/s/ PAUL A. MARKS, M.D.
                                 -----------------------
                                     Paul A. Marks, M.D.

EXHIBIT 24.8

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of February, 1995.



                              By:/s/ LINDA GOSDEN ROBINSON
                                 -------------------------
                                     Linda Gosden Robinson

EXHIBIT 24.9

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 9th day of February, 1995.



                              By:/s/ SAMUEL O. THIER, M.D.
                                 -------------------------
                                     Samuel O. Thier, M.D.

EXHIBIT 24.10

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints each of David C.
Flaugh, James G. Richmond and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the National Health Laboratories
Holdings Inc. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 3rd day of March, 1995.




                              By:/s/ DAVID C. FLAUGH
                                 -------------------
                                     David C. Flaugh